                                                                   Exhibit 10.62

                               JOINDER SUPPLEMENT

     JOINDER SUPPLEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the financial institution identified in Item 2 of Schedule I hereto, AmeriCredit Financial Services, Inc. ("AmeriCredit"), individually, as a Seller and as Servicer, AmeriCredit Funding Corp. VII("AFC"), individually and as a Seller, AmeriCredit Master Trust (the "Issuer"), the Agent named in Item 5 of Schedule I hereto (the "Agent"), and Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as Administrative Agent (the "Administrative Agent").

                              W I T N E S S E T H:

     WHEREAS, this Supplement is being executed and delivered under the Amended and Restated Class A-2 Note Purchase Agreement, dated as of February 22, 2002, among AmeriCredit, AFC, the Issuer, the Class A-2 Purchasers from time to time parties thereto, the Agents for the Purchaser Groups from time to time parties thereto, and the Administrative Agent (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the "Agreement"; unless otherwise defined herein, terms defined in the Agreement are used herein as therein defined); and

     WHEREAS, the party set forth in Item 2 of Schedule I hereto (the "Proposed Purchaser") wishes to become a Class A-2 Purchaser designated as a CP Conduit party to the Agreement;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     (a) Upon receipt by the Administrative Agent of five counterparts of this Supplement, to each of which is attached a fully completed Schedule I and
Schedule II, each of which has been executed by the Proposed Purchaser, AmeriCredit, AFC, the Issuer, the Agent and the Administrative Agent, the Administrative Agent will transmit to the Proposed Purchaser, AmeriCredit, AFC, the Issuer and the Agent, a Joinder Effective Notice, substantially in the form of Schedule III to this Supplement (a "Joinder Effective Notice"). Such Joinder Effective Notice shall be executed by the Administrative Agent and shall set forth, inter alia, the date on which the joinder effected by this Supplement shall become effective (the "Joinder Effective Date"). From and after the Joinder Effective Date, the Proposed Purchaser shall be a Class A-2 Purchaser designated as a CP Conduit party to the Agreement for all purposes thereof.

     (b) Each of the parties to this Supplement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Supplement.

     (c) By executing and delivering this Supplement, the Proposed Purchaser confirms to and agrees with the Administrative Agent, the Agents and the Class A-2 Purchasers as follows: (i) none of the Administrative Agent, the Agents or the Class A-2 Purchasers makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other instrument or document furnished pursuant thereto, or with respect to any notes issued under the

Indenture (including, without limitation, the Class A-2 Notes), or the Trust Estate (as defined under the Indenture) or the financial condition of AmeriCredit, AFC, any Seller, the Servicer, the Trustee, the Trust Collateral Agent, the Backup Servicer or the Issuer, or the performance or observance by AmeriCredit, AFC, any Seller, the Servicer, the Trustee, the Trust Collateral Agent, the Backup Servicer or the Issuer of any of their respective obligations under the Agreement, any other Related Document or any other instrument or document furnished pursuant thereto; (ii) the Proposed Purchaser confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (iii) the Proposed Purchaser will, independently and without reliance upon the Administrative Agent, any Agent or any other Class A-2 Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iv) the Proposed Purchaser appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article 7 of the Agreement; (v) the Proposed Purchaser appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with the Indenture and Article 7 of the Agreement; and (vi) the Proposed Purchaser agrees (for the benefit of the parties hereto and the other Class A-2 Purchasers) that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as a Class A-2 Purchaser designated as a CP Conduit.

     (d) Schedule II hereto sets forth administrative information with respect to the Proposed Purchaser.

     (e) This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

                                                                   SCHEDULE I TO
                                                              JOINDER SUPPLEMENT

                          COMPLETION OF INFORMATION AND
                        SIGNATURES FOR JOINDER SUPPLEMENT

         Re: Amended and Restated Class A-2 Note Purchase Agreement, dated as of February 22, 2002, among AmeriCredit Master Trust, AmeriCredit Funding Corp. VII, AmeriCredit Financial Services, Inc., the other parties thereto and Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as Administrative Agent.


Item 1: Date of Joinder Supplement:  May 10, 2002

Item 2: Proposed Purchaser:          Jupiter Securitization Corporation

Item 3: Type of Class A-2 Purchaser:        X CP Conduit
                                           ---
                                           ___Committed

Item 4: Complete if Committed Purchaser: Commitment - $______________
                                            Committed Purchaser with respect to:

                                            __________________________
                                            [Name of CP Conduit]


Item 5: Name of Agent:               Bank One, NA (Main Office Chicago)

Item 6: Name of Purchaser Group:     Jupiter Purchaser Group

Item 7: Signatures of Parties to Agreement:


                                     JUPITER SECURITIZATION CORPORATION,
                                     as Proposed Purchaser


                                     By:_______________________________________
                                        Name:
                                        Title:

                                  AMERICREDIT FINANCIAL SERVICES, INC.,
                                  individually, as Seller and as Servicer


                                  By:_________________________________________
                                     Name:
                                     Title:


                                  AMERICREDIT FUNDING CORP. VII,
                                  individually and as a Seller


                                  By:_________________________________________
                                     Name:
                                     Title:


                                  AMERICREDIT MASTER TRUST,
                                  By:  AmeriCredit Financial Services, Inc.,
                                       attorney-in-fact


                                  By:_________________________________________
                                     Name:
                                     Title:


                                  DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                  formerly known as Bankers Trust Company, as Administrative Agent


                                  By:_________________________________________
                                     Name:
                                     Title:


                                  By:_________________________________________
                                     Name:
                                     Title:

                                  BANK ONE, NA (Main Office Chicago) as
                                    Agent


                                  By:_________________________________________
                                     Name:
                                     Title:

                                                                  SCHEDULE II TO
                                                              JOINDER SUPPLEMENT

                       LIST OF INVESTING OFFICES, ADDRESS
                        FOR NOTICES AND WIRE INSTRUCTIONS


Address for Notices: Jupiter Securitization Corporation
                     c/o Bank One, NA (Main Office Chicago)
                     1 Bank Plaza, Suite IL 1-0594, 19/th/ Floor
                     Chicago, IL 60670-0594
                     Attention: Portfolio Management

Investing Office:    Jupiter Securitization Corporation
                     c/o Bank One, NA (Main Office Chicago)
                     1 Bank Plaza, Suite IL 1-0594, 19/th/ Floor
                     Chicago, IL 60670-0594
                     Attention: Portfolio Management

Wire Instructions:   BANK ONE, NA
                     Chicago, IL
                     ABA#: 071 000 013
                     Conduit:  Jupiter
                     DDA Account #: 59-48118
                     Reference: AmeriCredit Master Trust

                                                                SCHEDULE III TO
                                                              JOINDER SUPPLEMENT

                                     FORM OF
                            JOINDER EFFECTIVE NOTICE

To:  Jupiter Securitization Corporation              BANK ONE, NA (Main Office Chicago)
     c/o BANK ONE, NA (Main Office Chicago)          1 Bank Plaza, Suite IL 1-0594, 19/th/ Floor
     1 Bank Plaza, Suite IL 1-0594, 19/th/ Floor     Chicago, IL 60670-0594
     Chicago, IL 60670-0594                          Attention:  ABF Portfolio Management
     Attention:  ABF Portfolio Management
     AmeriCredit Financial Services, Inc.            AmeriCredit Funding Corp. VII
     801 Cherry Street-Suite 3900                    801 Cherry Street-Suite 3900
     Fort Worth, Texas 76102                         Fort Worth, Texas 76102
     AmeriCredit Master Trust
     c/o AmeriCredit Financial Services, Inc.
     801 Cherry Street-Suite 3900
     Fort Worth, Texas 76102

     The undersigned, as Administrative Agent under the Amended and Restated Class A-2 Note Purchase Agreement, dated as of February 22, 2002, among AmeriCredit Master Trust, AmeriCredit Funding Corp. VII, AmeriCredit Financial Services, Inc., the other parties thereto and Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as Administrative Agent, acknowledges receipt of five executed counterparts of a completed Joinder Supplement. [Note: attach copies of Schedules I and II from such Agreement.] Terms defined in such Supplement are used herein as therein defined.

     Pursuant to such Supplement, you are advised that the Joinder Effective Date for Jupiter Securitization Corporation will be May 10, 2002 and such Proposed Purchaser will be a Class A-2 Purchaser designated as a CP Conduit.

                                        Very truly yours,

                                        DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                        formerly known as Bankers Trust Company, as Administrative Agent


                                        By: ___________________________________
                                            Name:
                                            Title:


                                        By: ___________________________________
                                            Name:
                                            Title: